Long-Term Debt, Financing and Capital Lease Obligations	3 Months Ended
Mar. 31, 2014
Long-term Debt and Capital Lease Obligations [Abstract]
Long-Term Debt, Financing and Capital Lease Obligations

Note 9.	Long-Term Debt, Financing and Capital Lease Obligations

							Successor		Predecessor
	Interest Rates			Maturities			March 31, 2014	December 31, 2013	December 31, 2012
							(in millions)
Notes
Senior notes
Sprint Corporation	7.13	-	7.88%	2021	-	2024	$9,000	$9,000	$—
Sprint Communications, Inc.	6.00	-	11.50%	2016	-	2022	9,280	9,280	9,280
Sprint Capital Corporation	6.88	-	8.75%	2019	-	2032	6,204	6,204	6,204
Guaranteed notes
Sprint Communications, Inc.	7.00	-	9.00%	2018	-	2020	4,000	4,000	4,000
Secured notes
iPCS, Inc.	3.49%			2014			181	181	481
Clearwire Communications LLC (1)	14.75%			2016			300	300	—
Exchangeable notes
Clearwire Communications LLC (1)	8.25%			2040			629	629	—
Convertible bonds
Sprint Communications, Inc.	1.00%			2019			—	—	3,100
Credit facilities
Bank credit facility	2.75%			2018			—	—	—
Export Development Canada	3.58%			2015			500	500	500
Secured equipment credit facility	2.03%			2017			762	889	296
Vendor financing notes	5.74	-	7.24%	2015			13	20	—
Financing obligation	6.09%			2021			327	339	698
Capital lease obligations and other	2.35	-	10.52%	2014	-	2023	174	187	74
Net discount from beneficial conversion feature on convertible bond							—	—	(247)
Net premiums (discounts)							1,408	1,482	(45)
							32,778	33,011	24,341
Less current portion							(991)	(994)	(379)
Long-term debt, financing and capital lease obligations							$31,787	$32,017	$23,962

________

(1)	Notes of Clearwire Communications LLC are also direct obligations of Clearwire Finance, Inc. and are guaranteed by certain Clearwire subsidiaries.
As of March 31, 2014, Sprint Corporation, the parent corporation, had $9.0 billion in principal amount of senior notes outstanding. In addition, as of March 31, 2014, the outstanding principal amount of senior notes issued by Sprint Communications, Inc. and Sprint Capital Corporation, guaranteed notes issued by Sprint Communications, Inc., secured notes issued by iPCS, Inc. (iPCS), and exchangeable notes issued by Clearwire Communications LLC, totaling $20.3 billion in principal amount of our long-term debt issued by 100% owned subsidiaries, was fully and unconditionally guaranteed by Sprint Corporation. The indentures and financing arrangements governing certain of our subsidiaries' debt contain provisions that limit cash dividend payments on subsidiary common stock. Except in the case of notes issued by and secured by assets of Clearwire Communications LLC and iPCS, Inc., the transfer of cash in the form of advances from subsidiaries to the parent corporation generally is not restricted.
As of March 31, 2014, approximately $1.7 billion aggregate principal amount of our outstanding debt, comprised of certain notes, financing and capital lease obligations and mortgages, was secured by $15.6 billion of property, plant and equipment and other assets, net. Cash interest payments, net of amounts capitalized of $13 million, totaled $559 million during the Successor three-month transition period ended March 31, 2014. Cash interest payments, net of amounts capitalized of $30 million, $278 million, and $413 million, totaled $1.0 billion, $1.4 billion, and $1.0 billion during each of the years ended December 31, 2013 (Successor), 2012 (Predecessor), and 2011 (Predecessor), respectively. Cash interest payments, net of amounts capitalized of $29 million and $15 million, totaled $814 million and $305 million during the Predecessor 191-day period ended July 10, 2013 and unaudited three-month period ended March 31, 2013, respectively. Our weighted average effective interest rate related to our notes and credit facilities was 6.2% and 6.4% for the Successor three-month transition period ended March 31, 2014 and year ended December 31, 2013, and 8.9%, 7.1%, and 7.5% for the Predecessor 191-day period ended July 10, 2013, unaudited three-month period ended March 31, 2013 and year ended December 31, 2012.
Notes
As of March 31, 2014, our outstanding notes consist of senior notes, guaranteed notes, and exchangeable notes of Clearwire Communications LLC, all of which are unsecured, as well as secured notes of iPCS and Clearwire Communications LLC, which are secured solely by the respective underlying assets of iPCS and Clearwire Communications LLC. Cash interest on all of the notes is generally payable semi-annually in arrears. As of March 31, 2014, approximately $28.8 billion aggregate principal amount of the notes were redeemable at the Company's discretion at the then-applicable redemption prices plus accrued interest.
As of March 31, 2014, approximately $20.1 billion aggregate principal amount of our senior notes and guaranteed notes provide holders with the right to require us to repurchase the notes if a change of control triggering event (as defined in the applicable indentures and supplemental indentures) occurs. As of March 31, 2014, approximately $300 million aggregate principal amount of Clearwire Communications LLC notes and approximately $181 million aggregate principal amount of iPCS secured notes provide holders with the right to require us to repurchase the notes if a change of control occurs. If we are required to make such a change of control offer, we will offer a cash payment equal to 101% of the aggregate principal amount of notes repurchased plus accrued and unpaid interest.
Upon the close of the Clearwire Acquisition, the Clearwire Communications, LLC 8.25% Exchangeable Notes due 2040 became exchangeable at any time, at the holder’s option, for a fixed amount of cash equal to $706.21 for each $1,000 principal amount of notes surrendered. As a result, $444 million, which is the total cash consideration payable upon an exchange of all $629 million principal amount of notes outstanding, is now classified as a current debt obligation. The remaining carrying value of these notes is classified as a long-term debt obligation.
Debt Issuances
On September 11, 2013, Sprint Corporation issued $2.25 billion aggregate principal amount of 7.250% notes due 2021 and $4.25 billion aggregate principal amount of 7.875% notes due 2023 in a private placement (144A) transaction with registration rights. Interest on the notes is payable semi-annually on March 15 and September 15. The notes are guaranteed by Sprint Communications, Inc.
On December 12, 2013, Sprint Corporation issued $2.5 billion aggregate principal amount of 7.125% notes due 2024 in a private placement (144A) transaction with registration rights. Interest on the notes is payable semi-annually on June 15 and December 15. The notes are guaranteed by Sprint Communications, Inc.
Debt Retirements
On May 1, 2013, the Company paid $300 million in principal amount upon maturity of its outstanding iPCS, Inc. First Lien Secured Floating Rate Notes due 2013.
From September 11, 2013 through December 1, 2013, approximately $2.8 billion in principal amount of Clearwire Communications LLC's 12% Senior Secured Notes due 2015 were retired. From October 30, 2013 to December 1, 2013, $500 million in principal amount of Clearwire Communications LLC's 12% Second-Priority Secured Notes due 2017 were retired. In addition, we paid approximately $180 million in call premiums associated with these retirements.
Credit Facilities
On February 10, 2014, the Company amended its unsecured revolving bank credit facility to provide additional lender commitments to bring the total capacity from $3.0 billion to $3.3 billion. The unsecured revolving bank credit facility expires in February 2018. Borrowings under the revolving bank credit facility bear interest at a rate equal to the London Interbank Offered Rate (LIBOR) plus a spread that varies depending on the Company’s credit ratings. As of March 31, 2014, approximately $914 million in letters of credit were outstanding under this credit facility, including the letter of credit required by the Report and Order (see Note 13. Commitments and Contingencies). As a result of the outstanding letters of credit, which directly reduce the availability of borrowings under this facility, the Company had approximately $2.4 billion of borrowing capacity available as of March 31, 2014. The unsecured loan agreement with Export Development Canada (EDC Agreement) and secured equipment credit facility were amended on March 12, 2013, and June 24, 2013, respectively to provide for terms similar to those of the revolving bank credit facility, except that under the terms of the EDC Agreement and the secured equipment credit facility, repayments of outstanding amounts cannot be re-drawn. As of March 31, 2014, the EDC Agreement was fully drawn.
As of December 31, 2013, we had fully drawn the first and second tranche of the secured equipment credit facility totaling $1.0 billion and made two equal regularly scheduled principal repayments (one in the Predecessor 191-day period ended July 10, 2013 and the other in the Successor year ended December 31, 2013) totaling $111 million during 2013. We made another regularly scheduled principal repayment of $127 million during the Successor three-month transition period ended March 31, 2014. The cost of funds under this facility includes a fixed interest rate of 2.03%, and export credit agency premiums and other fees that, in total, equate to an expected effective interest rate of approximately 6%. The facility is secured by a lien on the equipment purchased from Ericsson, Inc. and is fully and unconditionally guaranteed by Sprint Communications, Inc.
Financing, Capital Lease and Other Obligations
We have approximately 3,000 cell sites that we sold and subsequently leased back. Terms extend through 2021, with renewal options for an additional 20 years. These cell sites continue to be reported as part of our property, plant and equipment due to our continued involvement with the property sold and the transaction is accounted for as a financing. Our capital lease and other obligations are primarily for the use of wireless network equipment.
Covenants
Certain indentures that govern our outstanding notes also require compliance with various covenants, including covenants that limit the ability of the Company and its subsidiaries to sell all or substantially all of its assets, and limit the ability of the Company and its subsidiaries to incur indebtedness and liens, each as defined by the terms of the indentures and supplemental indentures.
As of March 31, 2014, the Company was in compliance with all restrictive and financial covenants associated with its borrowings. A default under any of our borrowings could trigger defaults under certain of our other debt obligations, which in turn could result in the maturities being accelerated.
Under our revolving bank credit facility and other bank agreements, we are currently restricted from paying cash dividends because our ratio of total indebtedness to adjusted EBITDA (each as defined in the applicable agreement) exceeds 2.5 to 1.0.
Future Maturities of Long-Term Debt, Financing Obligation and Capital Lease Obligations
Aggregate amount of maturities for long-term debt, financing obligation and capital lease obligations outstanding as of March 31, 2014, were as follows (in millions):

Fiscal year 2014	$991
Fiscal year 2015	845
Fiscal year 2016	3,622
Fiscal year 2017	1,358
Fiscal year 2018	3,047
Fiscal year 2019 and thereafter	21,507
31,370
Net premiums	1,408
$32,778